May 4, 2015

SEMPER SHORT DURATION FUND

Institutional Class	SEMIX
Investor Class	SEMRX

A series of Advisors Series Trust

Supplement to the Summary Prospectus and Prospectus dated March 30, 2015

Effective immediately, upon the recommendation of Semper Capital Management, L.P., investment adviser to the Semper Short Duration Fund (the “Fund”), the Fund’s investment strategies are being revised to include private asset-back loan participations as a type of debt instrument in which the Fund may invest, and to allow the Fund to sell securities short with respect to 25% of its total assets as a principal strategy.  In connection with these changes, effectively immediately, the following modifications are made to the Fund’s Summary Prospectus and Prospectus.

Summary Prospectus and Prospectus

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In the “Principal Investment Strategies” section on page 2 of the Fund’s Summary Prospectus and page 9 of the Fund’s Prospectus, the following paragraph is revised as follows (changes are bold and underlined):

Debt securities may include all fixed-income securities (both fixed and floating-rate securities), U.S. Government securities, municipal securities, special purpose entities (such as asset-backed or mortgage-backed security issuers), zero coupon securities, money market securities, ~~and~~ repurchase agreements and private asset-backed loan participations.  Certain asset-backed and mortgage-backed securities are issued with stated maturities of 15 to 40 years; however, their effective durations are generally under 3 years.  U.S. Government securities include U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. Government or by agencies or instrumentalities of the U.S. Government.

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In the “Principal Investment Strategies” section on page 9 of the Fund’s Prospectus, and in the “Principal Investment Strategies and Related Risks” section on page 14 of the Fund’s Prospectus, the following paragraph is added after the first paragraph and replaces the second paragraph in the “Principal Investment Strategies” section on page 2 of the Fund’s Summary Prospectus:

The Short Duration Fund may sell securities short with respect to 25% of its total assets.  The Adviser will primarily sell securities short for the purposes of managing certain risks (primarily interest rate and/or yield spread risk) associated with its long positions.  As a result, short sales will primarily be used for hedging purposes, not for speculative purposes.

•	In the “Principal Investment Risks” section on page 3 of the Fund’s Summary Prospectus and page 10 of the Fund’s Prospectus, the following section is added after “U.S. Government Securities Risk”:

Short Sales Risk.  A short sale is the sale by the Short Duration Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

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In the “Principal Investment Strategies and Related Risks” section in the sub-section entitled “Principal Investment Risks Applicable to Both Funds” on page 16 of the Fund’s Prospectus, the following section is added after “Counterparty Risk.” Additionally, the “Short Sales Risk” on page 19 is removed from the sub-section entitled “Principal Investment Risks Applicable to the MBS Fund”:

Short Sales Risk.  A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•	In the “Principal Investment Strategies and Related Risks” section on page 14 of the Fund’s Prospectus, the following paragraph is revised as follows (changes are bold and underlined):

Debt securities may include all fixed-income securities (both fixed and floating-rate securities), U.S. Government securities, municipal securities, special purpose entities (such as asset-backed or mortgage-backed security issuers), zero coupon securities, money market securities, ~~and~~ repurchase agreements and private asset-backed loan participations.  Certain asset-backed and mortgage-backed securities are issued with stated maturities of 15 to 40 years; however their effective durations are generally under three (3) years.

Please retain this Supplement with your Summary Prospectus and Prospectus.
The date of this Supplement is May 4, 2015.